UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2017
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THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Avenue, Lake Success, NY 11042
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 587-5000
Former name or former address, if changed since last report: N/A

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 16, 2017, The Hain Celestial Group, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, the stockholders of the Company approved an amendment to the Amended and Restated By-Laws (the “By-Laws”) to provide for the implementation of proxy access. The foregoing does not constitute a complete summary of the amendment to the By-Laws, and reference is made to the complete text of the By-Laws, which is attached hereto as Exhibit 3.1 and is incorporated by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company submitted the following matters to a vote of security holders:

No. 1	To elect eleven directors, each to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;
No. 2	To approve an amendment of the Company’s By-Laws to implement advance notice procedures for stockholder proposals;
No. 3	To approve an amendment of the Company’s By-Laws to implement proxy access;
No. 4	To approve, on an advisory basis, named executive officer compensation for the fiscal year ended June 30, 2017;
No. 5	To approve, on an advisory basis, the frequency of holding future advisory votes on named executive officer compensation; and
No. 6	To ratify the appointment of Ernst & Young LLP as our registered independent accountants for the fiscal year ending June 30, 2018.

Proposal No. 1 - Election of Directors:

The Company’s stockholders elected the persons named below, the Company’s nominees, as directors of the Company, with the following vote:

Name:	For	Against	Abstain

Irwin D. Simon	79,414,132	2,041,393	140,633
Celeste A. Clark	81,368,054	168,013	60,091
Andrew R. Heyer	78,684,928	2,638,917	272,313
R. Dean Hollis	79,312,807	2,186,156	97,195
Shervin J. Korangy	79,302,730	2,194,641	98,787
Roger Meltzer	76,206,741	5,118,411	271,006
Adrianne Shapira	79,084,829	2,276,922	234,407
Jack L. Sinclair	81,312,041	182,552	101,565
Glenn W. Welling	78,130,519	3,362,514	103,125
Dawn M. Zier	75,938,279	5,596,930	60,949
Lawrence S. Zilavy	77,615,809	3,739,510	240,839

Broker Non-Votes: 10,396,058

Proposal No. 2 - Approval of Amendment of the Company’s By-Laws to Implement Advance Notice Procedures for Stockholder Proposals:

The Company’s stockholders did not approve a proposal regarding the implementation of advance notice with the following vote:

For	Against	Abstain	Broker Non-Votes
29,599,166	51,683,351	313,641	10,396,058

Proposal No. 3 - Approval of Amendment of the Company’s By-Laws to Implement Proxy Access:

The Company’s stockholders approved a proposal regarding the implementation of proxy access with the following vote:

For	Against	Abstain	Broker Non-Votes
80,962,442	304,539	329,177	10,396,058

Proposal No. 4 - Advisory Vote regarding the Compensation of the Company’s Named Executive Officers:

The Company’s stockholders cast their advisory votes to approve the named executive officer compensation for the fiscal year ended June 30, 2017 as set forth in the Company’s proxy statement with the following vote:

For	Against	Abstain	Broker Non-Votes
57,143,854	24,086,955	365,349	10,396,058

Proposal No. 5 - Advisory Vote Regarding the Frequency of Holding Advisory Votes on Named Executive Officer Compensation:

The Company’s stockholders cast their advisory votes on the frequency of holding advisory votes on named executive officer compensation with the following vote:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
71,989,256	221,549	9,255,163	130,190	10,396,058

Proposal No. 6 - Ratification of Appointment of Registered Independent Accountants:

The Company’s stockholders ratified the appointment of Ernst & Young LLP for the fiscal year ended June 30, 2018 with the following vote:

For	Against	Abstain	Broker Non-Votes
90,057,789	1,840,918	93,509	—

Item 7.01    Regulation FD

On November 20, 2017, the Company issued a press release announcing the results of the Annual Meeting.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed or furnished, as applicable, herewith:

Exhibit No.	Description
3.1	The Hain Celestial Group, Inc. Amended and Restated By-Laws
99.1	Press Release of The Hain Celestial Group, Inc. dated November 20, 2017

EXHIBIT INDEX

Exhibit No.	Description
3.1	The Hain Celestial Group, Inc. Amended and Restated By-Laws
99.1	Press Release of The Hain Celestial Group, Inc. dated November 20, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: November 20, 2017

THE HAIN CELESTIAL GROUP, INC. (Registrant)

By:	/s/ Denise M. Faltischek
Name:	Denise M. Faltischek
Title:	Executive Vice President and General Counsel, Corporate Secretary